UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2004

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10700 Bren Road West
Minnetonka, MN 55343
(Address of principal executive offices) (Zip Code)

(952) 930-6000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not Applicable.

(b)  Pro Forma Financial Information.

Not Applicable.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 8, 2004 (included herewith).

Item 12. Results of Operations and Financial Condition.

On January 8, 2004, the Company issued a press release announcing preliminary sales for the fourth quarter and full 2003 fiscal year. Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated January 8, 2004 announcing the Company’s preliminary sales for these periods.

The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC

By: /s/ M. James Call M. James Call Executive Vice President and Chief Financial Officer

Dated: January 12, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated January 8, 2004